UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2019

WEYLAND TECH INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51815	46-5057897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(808) 829-1057
N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

As of August 19, 2019, Weyland Tech, Inc., a Delaware corporation (the “Company”), entered into Subscription Agreements of like tenor (each. a “Subscription Agreement”) with a total of 157 purchasers (the “Purchasers”), pursuant to which the Purchasers purchased an aggregate of 42,745,675 shares (the “Investor Shares”) of the Company’s common stock, $0.0001 par value per share (“Common Stock”), for an aggregate purchase price of approximately $6,411,851 (the “Offering”).

The Company intends to use the net proceeds from the Offering (after deducting consulting fees and expenses related to the Offering in the aggregate amount of approximately $775,000) for working capital and general corporate purposes.

Pursuant to the terms of a Consultancy Services Agreement (the “Consulting Agreement”) between the Company and a financial consultant (the “Consultant”), in consideration for consulting services, including the introduction to the Offering of Purchasers who were not U.S.-Persons (as defined in Rule 902(k) of Regulation S as promulgated by the Securities and Exchange Commission (“SEC”) under of the Securities Act of 1933, as amended (the “Securities Act”)), the Consultant was (a) paid a cash fee of $750,000, and (b) received (i) 1,000,000 shares of the Company’s Common Stock (“Consultant Shares”), and (ii) warrants to purchase 2,137,284 shares of the Company’s Common Stock, with a term of five years and an exercise price of $0.30 per share (“Consultant Warrants”).

The foregoing summaries of the form of Subscription Agreement, the Consulting Agreement and the Consultant Warrants do not purport to be complete and are qualified in their entirety by reference to the documents, copies of which will be filed as exhibits to the Company’s next periodic report.

Item. 3.02.  Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuances of the Investor Shares, the Consultant Shares and the Consultant Warrants in connection with  the Offering are exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D and/or Regulation S as promulgated by the SEC under of the Securities Act, as transactions by an issuer not involving any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH INC.

Dated: August 23, 2019	By:	/s/ Brent Y. Suen
Brent Y. Suen
President and Chief Executive Officer